Union Bank of Taiwan Loan Application Approval Notice

Approved on: 9 Nov 2007
Approval No: 631035

Whereas your company (family)brings forward the credit limit application to this bank, the approval content of the bank is as follows, please use the credit limit as soon as possible (3 months at latest).

Credit limit category: Middle-term guaranteed loan
Credit limit: NTD50 million
Expired on: 9 May 2008
Credit limit use term: Acyclic use, 2 years
NTD interest rate: The mean interest type index interest rate of the bank (2.35% at current)+ 1.45%, floating

Terms of guarantee:

The mortgage right of NTD60 million is set preferentially on the 2 real estates of 8F and 8F-1 and 3 plane parking places of underground 4F (No.3, 4 and 6) (the section land No. 373; building No:1653, 1667 and 1700) located at 98 Minchuan Road. Hsintien City, Taipei County to this bank to compensate the above-mentioned loan instead, and the balance shall be used after the preferential mortgage right is written-off.

Other conditions:

The principal of NTD500000 shall be returned each month, 24 promissory notes shall be provided, and the balance shall be taken back upon the expiry of loan.

Suang-Yi Pai and Min-Tan Yang shall provide the joint guarantor.

To: Kid Castle International Technology Co., Ltd

Union Bank of Taiwan Hsintien Branch
Date: 12 Nov 2007

Receipt for Loan

1. Loan amount: NTD50 million

2. Loan term:             2007 to

3. Repayment method: The principal and interest is agreed to be repaid on schedule according to method of following item 6):

1 ) the interest shall be paid month by month, and the principal shall be repaid on the expiry;

2 ) the interest shall be paid month by month, and the principal shall be repaid by                  periods (     months per period) averagely from              (the date for the first repayment of principal);

3 ) the interest shall be paid month by month, while the principal and interest shall be repaid by          periods (  months per period) averagely from                        ;

4 ) the interest shall be paid month by month, while the principal and interest of NTD _________ shall be repaid per month; if the interest rate is adjusted, the principal and interest amount will be adjusted correspondingly; the loan balance and interest payable shall be paid in the last period;

5 ) the principal and interest shall be repaid averagely per month;

6 ) the interest shall be repaid per month, and the principal of NTD500000 shall be repaid per month, and the balance shall be repaid on the expiry.

4. The interest under this agreement shall be calculated according to the following item 6):

1 ) the interest shall be calculated according to the bank basic interest rate of _________ plus the annual rate of               (the current annual rate is          ), and the loan interest is to be calculated according to the fixed interest rate method;

2 ) the interest shall be calculated according to the bank basic interest rate of               plus the annual rate of _________ (the current annual rate is           ), and the loan interest rate is to be adjusted with the change of bank basic interest rate;

3 ) the interest shall be calculated according to the interest rate of _________ of _________ years’ fixed term deposit of postal saving bureau plus the annual rate of               (the current annual rate is                 ), and the loan interest rate is to be adjusted with the change of interest rate of              of                 years’ fixed term deposit of postal saving bureau;

4 ) the interest shall be calculated according to the middle and long-term capital interest rate of _________ of the Council for Economic Planning & Development, Executive Yuan plus the annual rate of                   (the current annual rate is                ), and the loan interest rate is to be adjusted with the change of middle and long-term capital interest rate of                 of the Council for Economic Planning & Development, Executive Yuan; if the credit limit is used up, the bank basic interest rate of                 plus the annual rate of                      (the current annual rate is  _________ ) will be applicable, and the loan interest rate is to be adjusted with the change of bank basic interest rate;

5 ) the interest shall be calculated according to the fixed interest rate of                          ;

6 ) the interest shall be calculated according to the bank mean interest type index interest rate of 2.35% plus the annual rate of 1.25% (the total annual rate is 3.60%), and the loan interest rate is to be adjusted with the change of the bank mean interest type index interest rate.

5. Interest for delayed repayment and penalty: If the principal and interest is not repaid on schedule or the principal is not paid off according to the agreement, the interest for delayed repayment shall be calculated according to the agreed interest rate, and the penalty equal to 10% of above-mentioned interest shall be paid if the repayment is made within 6 months after the expiry, while the penalty equal to 20% of above-mentioned interest shall be paid for the period of exceeding 6 months if the repayment is made out of 6 months.

6. Special terms and conditions:

1) The borrower agrees to transfer all the loan to the current deposit account 10-8000551 of your bank (the account name: Kid Castle International Technology Co., Ltd) on the appropriating date.

2) The borrower agrees that the principal and interest payable for the loan can be deducted from the deposit account                     under the name of borrower and repaid by the mode of transfer directly each period without the payment vouchers such as the borrower’s deposit book, withdrawal slip, or the check/promissory note issued by the borrower; the bank will be unrelated with the dispute with the third party, and the borrower would like to undertake all the liabilities; if the deposit is inadequate to repay the amount payable in the period, the borrower promises to repay and undertake the agreed interest for delayed payment or penalty.

3) If the borrower does not repay the principal or interest on schedule during the loan term, the borrower and guarantor shall acknowledge the repayment of loan and lose the interest of term; they shall pay off the loan immediately upon the request of your bank or permit the bank to dispose the mortgage to repay the loan.

4) The borrower and joint guarantor would like to abide by the articles of other agreement signed with your bank, and that agreement shall be a part of this receipt for loan.

Borrower: Kid Castle International Technology Co., Ltd (Signature and Seal)
Suang-Yi Pai (Signature and Seal)

Address: 1F, 148 ChienKuo Road, Hsintien City, Taipei County

Joint guarantor: Suang-Yi Pai (Signature and Seal)

Address: 3F, 1 Lane 80, Guanyin Alley, Baisha Village, Huatan Town, Changhua County

Joint guarantor: Min-Tan Yang (Signature and Seal)

Address: L377, Hebian North Street, Sanchong City, Taipei County

Joint guarantor:                                          (Signature and Seal)

Address:

Union Bank of Taiwan
26 Nov 2006

Subject: Middle-term Guaranteed Loan
Account Number: ###-##-####
Credit Application Approval No: 63103504
Tel:
Approved by:
Handled by:

The borrower (including the joint guarantors) have read and agreed the above articles in the reasonable time and confirms its content; the borrower shall hold one duplicate of this receipt and hereby seal on it. (Seal of Kid Castle International Technology Co., Ltd, Suang-Yi Pai and Min-Tan Yang).

Promissory Note

The payment will be made on the sight of the note on                          .
Union Bank of Taiwan or the person specified by it

NTD50 Million

The interest of this note shall be calculated according to the following item 6):

1) the interest shall be calculated according to the bank basic interest rate of _________ plus the annual rate of _________ (the current annual rate is               ) upon the issuance date of note and paid by month □fixedly or □floatingly, and the loan interest rate is to be adjusted with the change of bank basic interest rate;

2) the interest shall be calculated according to □the mean interest type index interest rate of                 published by the bank plus the annual rate of                (the current annual rate is _________) by month □fixedly or □floatingly or □the fixed interest rate of _________ from _________ to _________, and the loan interest rate is to be adjusted with the change of bank basic interest rate; the interest shall be calculated according to □the mean interest type index interest rate of _________ published by the bank plus the annual rate of _________ (the current annual rate is _________)by month □fixedly or □floatingly or □the fixed interest rate of         from        to           ; and the interest shall be calculated according to □the mean interest type index interest rate of            published by the bank plus the annual rate of         (the current annual rate is             ) by month □fixedly or □floatingly; the loan interest rate is to be adjusted with the change of the mean interest type index interest rate published by the bank;

3) the interest shall be calculated according to the annual rate of _________ and paid by month upon the issuance date of note;

4) the interest shall be calculated according to the interest rate of _________ of _________ years’ fixed term deposit of Chunghwa Post Co., Ltd plus the annual rate of         (the current annual rate is          ) and paid by month upon the issuance date of note, and the loan interest rate is to be adjusted with the change of interest rate of         of           years’ fixed term deposit of Chunghwa Post Co., Ltd;

5) the interest shall be calculated according to the middle and long-term capital interest rate of _________ of the Council for Economic Planning & Development, Executive Yuan plus the annual rate of         (the current annual rate is              ) and paid by month upon the issuance date of note; the loan interest rate is to be adjusted with the change of middle and long-term capital interest rate of         of the Council for Economic Planning & Development, Executive Yuan;

6) the interest shall be calculated according to the bank mean interest type index interest rate of 2.35% plus the annual rate of 1.25% (the total annual rate is 3.60%)□floatingly and paid by month, and the loan interest rate is to be adjusted with the change of the bank mean interest type index interest rate; if your bank agrees to calculated the interest according to the lower preferential interest rate, your bank is entitled to terminate or decrease the preferential interest rate and recover to the above-mentioned interest rate.

2. If the interest is paid overdue or the loan is unpaid upon the expiry, the interest for delayed repayment shall be calculated according to the bank mean interest type index interest rate plus the annual rate of 1.25%□floatingly, and the penalty equal to 10% of above-mentioned interest shall be paid if the repayment is made within 6 months after the expiry, while the penalty equal to 20% of above-mentioned interest shall be paid for the period of exceeding 6 months if the repayment is made out of 6 months.

3. This note is exempted to be act as the refusal certificate.

4. The address for payment: 100 Minchuan Road. Hsintien City

Note issuer: Kid Castle International Technology Co., Ltd (Signature and Seal)
Suang-Yi Pai (Signature and Seal)

Address: 1F, 148 ChienKuo Road, Hsintien City, Taipei County

Joint issuer: Suang-Yi Pai (Signature and Seal)

Address: 3F, 1 Lane 80, Guanyin Alley, Baisha Village, Huatan Town, Changhua County

Joint issuer: Min-Tan Yang (Signature and Seal)

Address: L377, Hebian North Street, Sanchong City, Taipei County

Joint issuer:                                            (Signature and Seal)

Address:

26 Nov 2006

Subject: Middle-term Guaranteed Loan
Account Number: ###-##-####
Credit Application Approval No: 63103504

Tel:
Approved by:

Handled by:

The note issuer (including the joint issuers) have read and agreed the above articles in the reasonable time and confirms its content; the issuer shall hold one duplicate of this receipt and hereby seal on it. (Seal of Kid Castle International Technology Co., Ltd, Suang-Yi Pai and Min-Tan Yang).

Joint Guarantee Letter

The joint guarantor Suang-Yi Pai and Min-Tan Yang (hereinafter the “joint guarantor”) guarantees to Union Bank of Taiwan Co., Ltd (hereinafter “your bank”) for the current (including the existing loan to be repaid) and coming loans, receipts for loan, advance payments, guarantees, damage compensations and all other liabilities of Kid Castle International Technology Co., Ltd (hereinafter the “debtor”). The joint guarantor would like to undertake the joint liabilities together with the debtor and abide by the following articles within the principal of NTD50 million and its interest, interest for delayed payment, penalty and other burdens subject to the primary debt:

1. If the debtor does not implement the above-mentioned debt according to the agreement or the account payable is not paid on expiry, the guarantor will repay instead without any buck-passing upon the notice of your bank within the guaranteed amount, interested for delayed repayment, penalty, damage compensation, expense and advanced payment, no matter whether the mortgage is provided for the loan or debt or whether the provided mortgage is adequate to repay the loan or debt.

2. The guarantor shall not retreat from the guarantee before the debtor pays off the debt.

3. If the debtor can not pay off the debt and your bank can not claim compensation adequately from the debtor, your bank need not accept the compensation from the mortgage and can claim compensation from the guarantor directly, and the guarantor would like to give up the right of discussion.

4. For the implementation of the debt guaranteed by this guarantee letter, the guarantor agrees that the operating site of _________ branch of your bank is the implementation place.

5. For this guarantee letter and guaranteed debt, the guarantor agrees that _________ district court or Taipei district court is the first trial court if there is any dispute.

6. The guarantee letter will become effective upon the date of signature.

7. The term of this guarantee letter is not defined, and the guarantor can terminate this guarantee letter at any moment, while they must notify your bank in written 1 month in advance. If the guarantor does not notify the bank in advance and lead to the damage of your bank due to the termination of guarantee agreement, the guarantor agrees to compensate the damage of your bank.

8. The guarantor shall also undertake the joint guarantee liability for the debt of debtor before the termination of guarantee agreement after terminating the guarantee agreement.

Union Bank of Taiwan

Signature and Seal Column of Joint Guarantor
Joint guarantor: Suang-Yi Pai (Signature and Seal)
Signature Date: 14 Nov 2007
Witness Column

Signature and Seal Column of Joint Guarantor
Joint guarantor: Min-Tan Yang (Signature and Seal)
Signature Date: 26 Nov 2007
Witness Column

Approved by:
Handled by:
Account Number: ###-##-####

Letter of Authorization

It is hereby authorize your bank to fill in the expiry date directly on the promissory note of NTD50 million that the expiry date is blank delivered by the issuer without notice to the authorizer and joint issuer on the agreed claim date, and the authorizer and joint issuer shall not have any demurral.

Union Bank of Taiwan

Authorizer (Issuer): Kid Castle International Technology Co., Ltd (Signature and Seal)
Suang-Yi Pai (Signature and Seal)

Joint Issuer: Suang-Yi Pai (Signature and Seal)

Joint Issuer: Min-Tan Yang (Signature and Seal)

Joint Issuer:

Date: 26 Nov 2007

Agreement Signer: Min-Tan Yang (Signature and Seal)

Address: L377, Hebian North Street, Sanchong City, Taipei County

Unique code for profitable enterprise:

Unique code of ID card: F120715848

Instauration date:

Birthday: 27 Nov 1965

Vocation:

Agreement Signer

Signature: Min-Tan Yang

Seal: Min-Tan Yang

Witness:

Approved by:

Witness date: 26 Nov 2007

Witness address: 8F, 100 Minchuan Road. Hsintien City, Taipei

Date: 26 Nov 2007

Agreement Signer: Suang-Yi Pai (Signature and Seal)

Address: 1-3 Lane 80, Guanyin Alley, Baisha Village, Huatan Town, Changhua County

Unique code for profitable enterprise:

Unique code of ID card: N120214084

Instauration date:

Birthday: 29 July 1960

Vocation:

Agreement Signer

Signature: Suang-Yi Pai

Seal: Suang-Yi Pai

Witness:

Approved by:

Witness date: 14 Nov 2007

Witness address: 8F, 98 Minchuan Road, Hsintien City, Taipei

Date:

Agreement Signer: Kid Castle International Technology Co., Ltd (Signature and Seal)
Suang-Yi Pai (Signature and Seal)

Address: 1F, 148 ChienKuo Road, Hsintien City, Taipei County

Unique code for profitable enterprise: 70676630

Unique code of ID card: N120214084

Instauration date: 22 Dec 1999

Birthday: 29 July 1960

Vocation:

Agreement Signer

Signature: Principal of Kid Castle International Technology Co., Ltd Suang-Yi Pai

Seal: Kid Castle International Technology Co., Ltd Suang-Yi Pai

Witness:

Approved by:

Witness date: 14 Nov 2007

Witness address: 8F, 98 Minchuan Road, Hsintien City, Taipei

Date: